UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2015

JV GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-21477	27-0514566
(Commission File Number)	(I.R.S. Employer Identification No.)

7609 Ralston Road, Arvada, CO 80002
(Address of principal executive offices) (Zip Code)

(303) 422-8127

(Registrant's telephone number, including area code)

_______________________________________________________

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_]  Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

SECTION 4.  MATTERS RELATING TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01  Changes in Registrant's Certifying Accountant.

On or about July 23, 2015, JV Group, Inc., a Delaware corporation (the "Company") engaged RBSM, LLC ("New Accountant") to audit and review the Company's financial statements for the fiscal years ending June 30, 2013,  June 30, 2014 and June 30, 2015.  The New Accountant has been engaged for general audit and review services and not because of any particular transaction or accounting principle, or because of any disagreement with the Company's former accountant, De Joya Griffith & Company, LLC (the "Former Accountant").

On September 18, 2015, the Securities and Exchange Commission ("SEC") suspended De Joya Griffith & Company, LLC, Arthur De Joya, CPA, Jason Griffith, CPA and Philip Zhang, CPA from practicing as accountants on behalf of any publicly traded company or other entity regulated by the SEC.  The Former Accountant was dismissed effective July 28, 2015.  The Former Accountant's reports on the Company's financial statements during its past two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope or accounting principles, except for a going concern qualification contained in its audit report for the fiscal years ending June 30, 2014 and 2013.  The decision to change accountants was recommended and approved by the Company's Board of Directors.  During the fiscal years ended June 30, 2015, June 30, 2014 and June 30, 2013 through the date hereof, the Company did not have any disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of the former accountant would have caused them to make reference in connection with their report to the subject of the disagreement(s).

The New Accountant was engaged effective July 28, 2015.  The New Accountant was engaged for general audit and review services and not because of any particular transaction or accounting principle, or because of any disagreement with the Former Accountant.  The Company has furnished De Joya Griffith & Company, LLC with a copy of the disclosures under this Item 4.01 and has requested that the Former Accountant provide a letter addressed to the SEC stating whether or not they agree with the statements made herein or stating the reasons in which they do not agree.  The letter from the Former Accountant addressed to the Securities and Exchange Commission is filed herewith as Exhibit 16.1.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.  The following is a complete list of exhibits filed as part of this Report.  Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

Exhibit No.	Description
16.1	Letter of Change in Certifying Accountant, dated October 23, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JV GROUP, INC.

(Registrant)

Date:  October 26, 2015

__/s/ Look Yuen Ling___________

Look Yuen Ling, President and CEO